AMENDED AND RESTATED CO-SALE AGREEMENT

       This Amended and Restated Co-Sale Agreement, dated as of the 29th day of September, 2000, is by and among Dr. Arol I. Buntzman (the "Executive"), Educational Video Conferencing, Inc., a Delaware corporation (the "Company") and the Investors.

       This Agreement amends and restates the Amended Restated and Co-Sale Agreement dated as of September 27, 2000, among the Executive, the Company, Paloma Strategic Fund L.P., Seneca Capital International, Ltd. and Seneca Capital, L.P.

       In consideration of the mutual covenants set forth herein, the parties agree as follows:

1.     DEFINITIONS.

       (a) "Common Stock" shall mean the Company's common stock, $.0001 par value per share.

       (b) "Co-Sale Shares" shall mean all Shares now owned or subsequently acquired by the Executive and all Shares acquired by the Investors pursuant to the Stock Purchase Agreement.

       (c) "Co-Sale Transaction" shall mean a privately negotiated sale or transfer of any Shares with any third party or a block lot sale or transfer of any Shares with a broker and shall not include sales pursuant to Rule 144.

       (d) "Investors" shall mean, collectively, Paloma Strategic Fund L.P., Seneca Capital International, Ltd., Seneca Capital, L.P., Merced Partners Limited Partnership, Lakeshore International, Ltd. and the other purchasers of Preferred Stock and Warrants pursuant to the Stock Purchase Agreement that become parties to this Agreement in accordance with Section 5(l) below.

       (e) "Preferred Stock" shall mean the Company's outstanding Series B Preferred Stock owned by the Investors.

       (f) "Rule 144" shall mean Rule 144 promulgated under the Securities Act of 1933 (or any successor to such rule).

       (g) "Shares" shall mean all shares of Common Stock and all Common Stock equivalents (including without limitation, shares of Preferred Stock and Warrant Shares). For the purposes of any computation of the amount of Shares either outstanding or held by a stockholder who or which is a party to this Co-Sale Agreement, all Common Stock equivalents held by such stockholder shall be deemed to be converted, exercised or exchanged for shares of Common Stock whether or not such conversion, exercise or exchange has actually been effected and whether or not then convertible, exercisable or exchangeable (but only to the extent any such Common Stock equivalents shall be vested).

       (h) "Stock Purchase Agreement" shall mean, collectively, the Series B Stock Purchase Agreements between the Company and the Investors, respectively.

       (i) "Warrant Shares" shall mean, with respect to the Investors, all shares which are issuable in the form of Common Stock upon exercise of the Warrants issued pursuant to the Stock Purchase Agreement.

2.     CO-SALE TRANSACTION.

       (a) Except as set forth in Section 3, if the Executive (the "Selling Party") proposes to sell or transfer any of its Shares, then such Selling Party shall give written notice (the "Notice") to the Company and to each of the Investors at least 10 days prior to the closing of a Co-Sale Transaction and at least 3 days prior to the closing or settlement of any other sale or transfer. The Notice shall indicate the number of Shares to be sold or transferred, the nature of such sale or transfer and, if known, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of Section 3 hereof, the Notice shall state under which paragraph and subparagraph the sale or transfer is being made. A notice of proposed sales under Rule 144 shall be sufficient if the Executive provides the Investors with a copy of the Executive's Form 144.

       (b) To the extent that the Notice pertains to a Co-Sale Transaction, each Investor shall have the right, exercisable upon written notice to such Selling Party (the "Notice of Acceptance") within 5 days after receipt of the Notice, to participate in such sale on the same terms and conditions specified in the Notice. To the extent that one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of Co-Sale Shares that the Selling Party may sell in the transaction shall be correspondingly reduced.

       (c) In a Co-Sale Transaction, each Investor may sell all or any part of that number of shares of Common Stock equal to the product obtained by multiplying (i) the aggregate number of Co-Sale Shares covered by the Notice by
(ii) a fraction, the numerator of which is the number of Shares owned by the Investor at the time of the sale or transfer and the denominator of which is the total number of Shares owned by the Executive and Investors at the time of the sale or transfer. An Investor may request in the Notice of Acceptance to sell in excess of its pro rata percentage of the Co-Sale Shares in which case the right to sell any Co-Sale Shares not elected to be sold by other Investors shall be allocated among Investors who so elect. Each such electing Investor shall be permitted to sell up to that portion of such excess Co-Sale Shares equal to the ratio that its pro rata percentage bears to the pro rata percentage of all such electing Investors.

       (d) Each Investor shall effect its participation in a Co-Sale Transaction by promptly delivering to the Selling Party for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

               (i) the type and number of Co-Sale Shares which such Investor elects to sell; or

               (ii) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Investor elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Investor shall convert such Preferred Stock into Common

       Stock and deliver Common Stock as provided in subparagraph 2(d)(i) above, and the Company agrees to make any such conversion concurrent with the actual transfer of such Co-Sale Shares to the purchaser; or

               (iii) that number of Warrant Shares which is at such time exercisable into the number of shares of Common Stock which such Investor elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Warrant Shares in lieu of Common Stock, such Investor shall exercise such Warrant Shares into shares of Common Stock and deliver such Common Stock as provided in subparagraph 2(d)(i) above, and the Company agrees to make any such exercise of Warrant Shares concurrent with the actual transfer of such Co-Sale Shares to the purchaser.

       (e) The stock certificate or certificates that the Investor delivers to the Selling Party pursuant to paragraph 2(d) shall be transferred to the prospective purchaser in consummation of the sale of the Co-Sale Shares pursuant to the terms and conditions specified in the Notice, and the Selling Party shall concurrently therewith remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of such Investor's participation in such sale. To the extent that any prospective purchaser(s), prohibits such assignment or otherwise refuses to purchase shares or other securities from an Investor exercising rights of co-sale hereunder, the Selling Party shall not sell to such prospective purchaser or purchasers any Co-Sale Shares unless and until, simultaneously with such sale, the Selling Party shall purchase such shares or other securities from such Investor.

       (f) The exercise or non-exercise of the rights of an Investor hereunder to participate in one or more sales of Co-Sale Shares made by a Selling Party shall not adversely affect such Investor's rights to participate in subsequent sales of Co-Sale Shares subject to paragraph 2(a).

       (g) If none of the Investors elects to participate in the sale of the Co-Sale Shares subject to the Notice, the Selling Party may, not later than 60 days following delivery to the Company and each of the Investors of the Notice, enter into an agreement providing for the closing of the transfer of the Co-Sale Shares covered by the Notice within 30 days of such agreement on terms and conditions not more favorable to the transferor than those described in the Notice. Any proposed transfer on terms and conditions more favorable than those described in the Notice, as well as any subsequent proposed transfer of any of the Co-Sale Shares by the Selling Party, shall again be subject to the co-sale rights of the Investors and shall require compliance by the Selling Party with the procedures described in this Section 2.

       (h) (i) In the event a Selling Party should sell any Co-Sale Shares in a Co-Sale Transaction in contravention of the co-sale rights of the Investors under this Co-Sale Agreement (a "Prohibited Transfer"), each Investor, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the option, exercisable by written notice to the Selling Party within 90 days after becoming aware of the Prohibited Transfer as provided below, and the Selling Party shall be bound by the applicable provisions of such option.

               (ii) In the event of a Prohibited Transfer by a Selling Party, each Investor shall have the right to sell to such Selling Party the type and number of shares of Common Stock equal to the number of shares each Stockholder would have been entitled to transfer to the purchaser under Section 2(c) had the Prohibited Transfer hereof been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

               (A) The price per share at which the shares are to be sold to the Selling Party shall be equal to the price per share paid by the purchaser to the Selling Party in the Prohibited Transfer. The Selling Party shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under
          Section 2.

               (B) Within 90 days after the later of the dates on which the Investor (i) received notice of the Prohibited Transfer or (ii) otherwise became aware of the Prohibited Transfer, each Investor shall, if exercising the option created hereby, deliver to the Selling Party the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

               (C) The Selling Party shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this subparagraph 2(h)(ii), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subparagraph 2(h)(ii)(A), in cash or by other means acceptable to the Investor.

               (D) Notwithstanding the foregoing, any attempt by a Selling Party to transfer Co-Sale Shares in violation of Section 2 hereof shall be void. The Company agrees it will not knowingly effect such a transfer nor will it knowingly treat any alleged transferee in such transfer as the holder of such shares without the written consent of a majority in interest of the Investors.

3.     EXEMPT TRANSFERS.

       Notwithstanding the foregoing, the provisions of Sections 2 shall not apply to (i) any transfer or transfers of Shares to any third party (subject to compliance with Federal and State securities laws) not exceeding, in the aggregate, twenty-five percent (25%) of the Executive's total number of Shares outstanding as of the date hereof; or (ii) any transfer to the ancestors, descendants, siblings or spouse of the Executive; or to trusts, for the benefit of such persons; provided, that, (A) the Executive shall inform the Investors of such transfer prior to effecting it and (B) the transferee or beneficiary shall furnish the Investors with a written agreement to be bound by and comply with all provisions of Section 2 or (iii) any gift for no consideration to an organized charity that is not an affiliate of the Executive or any of the persons or trusts referred to in Section 3(ii). Transferred Co-Sale Shares referred to in Section 3 (ii) shall remain "Co-Sale Shares" hereunder, and such transferee or beneficiary shall be treated as an Executive, for the purposes of this Co-Sale Agreement.

4.     LEGEND.

       (a) Each certificate representing shares of Common Stock now or hereafter owned by the Executive or issued to any person in connection with a transfer pursuant to Section 2 and Section 3 hereof shall be endorsed with the following legend:

         "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND AMONG THE EXECUTIVE, THE COMPANY THE INVESTORS. COPIES OF SUCH CO-SALE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

       (b) The Executive agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 4(a) above to enforce the provisions of this Co-Sale Agreement and the Company agrees promptly to do so. The legend shall be removed upon termination of this Co-Sale Agreement.

5.     MISCELLANEOUS.

       (a) CONDITIONS TO EXERCISE OF RIGHTS. Exercise of the Investors' rights under this Co-Sale Agreement shall be subject to and conditioned upon compliance with applicable laws.

       (b) GOVERNING LAW. This Co-Sale Agreement shall be governed by and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. Parties hereto shall submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any state court located in New York County, State of New York with respect to matters pertaining to the transactions discussed herein and any related transaction documents to be prepared herewith.

       (c) AMENDMENT. Any provision of this Co-Sale Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company, (ii) as to the Investors, by persons holding more than sixty-six and two-thirds percent (66 2/3%) in interest of the Preferred Stock, provided, however, that written consent of an Investor is required for amendments or waivers in connection with such Investor's co-sale rights in connection with a particular transaction or otherwise affecting such Investor disproportionately or in connection with this Co-Sale Agreement, and
(iii) as to the Executive, only by the Executive. Any amendment or waiver effected in accordance with clauses (i), (ii) and (iii) of this paragraph shall be binding upon each Investor, such Investor's successors and assigns, the Company, and the Executive.

       (d) ASSIGNMENT OF RIGHTS. This Co-Sale Agreement and the rights and obligations of the parties hereunder shall inure to benefit of, and be binding upon, the parties' respective successors, permitted assigns and legal representatives. The rights of the Investors hereunder are only assignable (i) by each of such Investors to any other Investor or (ii) to an affiliate of such Investor or (iii) to an assignee or transferee who acquires all of the Shares purchased and purchasable by an Investor of at least twenty-five percent (25%) of such Shares, and such assignee shall then become a party to this Co-Sale Agreement.

       (e) TERM. This Co-Sale Agreement shall terminate upon the earlier of: (i) the date that the Executive is no longer a member of the management of the Company and (ii) the date that an Investor no longer holds any capital stock or securities convertible, exercisable or exchangeable for Common Stock of the Company.

       (f) OWNERSHIP. The Executive represents and warrants that such party is the sole legal and beneficial owner of the 668,961 Shares subject to this Co-Sale Agreement and that no other person has any interest in such Shares.

       (g) NOTICES. All notices required or permitted hereunder shall be in made in accordance with Section 9(f) of the Stock Purchase Agreement.

       (h) SEVERABILITY. In the event one or more of the provisions of this Co-Sale Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Co-Sale Agreement, and this Co-Sale Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

       (i) COUNTERPARTS. This Co-Sale Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       (j) ENTIRE AGREEMENT. This Co-Sale Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Co-Sale Agreement.

       (k) REMEDIES. Each party acknowledges and agrees that, in the event it should fail to perform its obligations under this Co-Sale Agreement, the remedy at law available to any party hereto aggrieved by such failure would be inadequate and that, in addition to any other rights or remedies such aggrieved party may have at law or in equity, the aggrieved party shall be entitled to specific performance of the provisions of this Co-Sale Agreement or an injunction against any breach thereof, without the necessity of proof of actual damage.

       (l) ADDITIONAL INVESTORS. Additional parties shall become parties to this Agreement by completing, executing and delivering to the Company and each other Investor an Investor Counterpart Signature Page, provided such party has acquired the Additional Securities (as defined in Section 18(b) of the Certificate of Designations relating to the Preferred Stock) specified on such Counterpart Signature Page in accordance with the provisions of Section 18(b) of the Certificate of Designations. The consent of the other Investors shall not be required to the addition of any Investor as a party to this Agreement in compliance with this Section 5(l), provided that no additional amendments are made to this Agreement at the time such party is added to this Agreement as an Investor.

                            [SIGNATURE PAGES FOLLOW]

       The foregoing Amended and Restated Co-Sale Agreement is hereby executed as of the 29th day of September, 2000.




                             EDUCATIONAL VIDEO CONFERENCING, INC


                              By: /s/Dr. Arol I. Buntzman
                                 ---------------------------------------
                                 ---------------------------------------
                                 Name:  Dr. Arol I. Buntzman
                                 Title: Chairman and Chief Executive Officer


                                 /s/Arol I Buntzman
                                 ---------------------------------------
                                 Dr. Arol I Buntzman



                  [INVESTOR COUNTERPART SIGNATURE PAGES FOLLOW]

                                    INVESTOR
                           COUNTERPART SIGNATURE PAGE

       The  undersigned   hereby  executes  the  Amended  and  Restated  Co-Sale
Agreement,  dated  as of  September  29,  2000,  relating  to  the  Series  B 7%
Convertible Preferred Stock and Warrants issued by Educational Video Conferencing, Inc.

Date:  SEPTEMBER 29, 2000
       ------------------
                                    PALOMA STRATEGIC FUND L.P.


                                    By:     Amaranth Advisors L.L.C
                                            Attorney-in-Fact


                                    By: /s/Michael J. Berner
                                        ----------------------------------------
                                        Name:  Michael J. Berner
                                        Title:  Vice President


                                    Stated Value of shares of Preferred Stock

                                    Owned:               $10,000,000
                                          --------------------------------------

                                    No. of Warrant Shares underlying

                                    Warrants:                555,556
                                             -----------------------------------

                                    INVESTOR
                           COUNTERPART SIGNATURE PAGE

       The  undersigned   hereby  executes  the  Amended  and  Restated  Co-Sale
Agreement,  dated  as of  September  29,  2000,  relating  to  the  Series  B 7%
Convertible Preferred Stock and Warrants issued by Educational Video Conferencing, Inc.

Date:  SEPTEMBER 29, 2000
       ------------------
                                      SENECA CAPITAL INTERNATIONAL, LTD.


                                      By: /s/Davis Parr
                                          --------------------------------------
                                           Name:  Davis Parr
                                           Title:  Partner


                                      Stated Value of shares of Preferred Stock

                                      Owned:              $1,308,000
                                               ---------------------------------

                                      No. of Warrant Shares underlying

                                      Warrants:               72,667
                                               ---------------------------------

                                    INVESTOR
                           COUNTERPART SIGNATURE PAGE

       The  undersigned   hereby  executes  the  Amended  and  Restated  Co-Sale
Agreement,  dated  as of  September  29,  2000,  relating  to  the  Series  B 7%
Convertible Preferred Stock and Warrants issued by Educational Video Conferencing, Inc.

Date:  SEPTEMBER 29, 2000
       ------------------
                                   SENECA CAPITAL, L.P.


                                   By:  /s/Davis Parr
                                        ----------------------------------------
                                        Name:  Davis Parr
                                        Title:  Partner


                                   Stated Value of shares of Preferred Stock

                                   Owned:           $692,000
                                             -----------------------------------

                                   No. of Warrant Shares underlying

                                   Warrants:          38,444
                                             -----------------------------------

                                    INVESTOR
                           COUNTERPART SIGNATURE PAGE

       The  undersigned   hereby  executes  the  Amended  and  Restated  Co-Sale
Agreement,  dated  as of  September  29,  2000,  relating  to  the  Series  B 7%
Convertible Preferred Stock and Warrants issued by Educational Video Conferencing, Inc.

Date:  SEPTEMBER 29, 2000
       ------------------
                                      MERCED PARTNERS LIMITED PARTNERSHIP


                                      By: Global Capital Management, Inc.
                                          General Partner


                                      By: /s/Michael J. Frey
                                          --------------------------------------
                                          Name:  Michael J. Frey
                                          Title: Chief Executive Offier


                                      Stated Value of shares of Preferred Stock

                                      Owned:                $500,000
                                              ----------------------------------

                                      No. of Warrant Shares underlying

                                      Warrants:               27,778
                                               ---------------------------------

                                    INVESTOR
                           COUNTERPART SIGNATURE PAGE

       The  undersigned   hereby  executes  the  Amended  and  Restated  Co-Sale
Agreement,  dated  as of  September  29,  2000,  relating  to  the  Series  B 7%
Convertible Preferred Stock and Warrants issued by Educational Video Conferencing, Inc.

Date:  SEPTEMBER 29, 2000
       ------------------
                                    LAKESHORE INTERNATIONAL, LTD.


                                    By: Hunter Capital Management, L.L.C.
                                        Investment Manager


                                    By: Global Capital Management, Inc.
                                          Member

                                    By: /s/Michael J. Frey
                                        ----------------------------------------
                                        Name:  Michael J. Frey
                                        Title: Chief Executive Officer


                                    Stated Value of shares of Preferred Stock

                                    Owned:                $500,000
                                             -----------------------------------

                                    No. of Warrant Shares underlying

                                    Warrants:               27,778
                                             -----------------------------------